SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2002

                                 SUFFOLK BANCORP

             (Exact name of registrant as specified in its charter)

             New York                     0-13580               11-2708279

(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

6 West Second Street, Riverhead, New York                         11901

(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (631) 727-5667

                                       N/A

          (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      (a) Previous independent accountants

            (i) On July 22, 2002, based on a recommendation by the Examination and Audit Committee (the "Audit Committee") of the Board of Directors, the Board of Directors of Suffolk Bancorp (the "Company") approved the dismissal of the Company's independent public accountant, Arthur Andersen LLP ("Arthur Andersen").

            (ii) No reports by Arthur Andersen on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 contained an adverse opinion or a disclaimer of opinion, or have been qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) During the Company's two most recent fiscal years and all subsequent interim periods preceding the dismissal, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements.

            (iv) Within the last two most recent fiscal years and all subsequent interim periods and to the date of dismissal, there have been no reportable events as that term is described in Item 304 (a) (1) (v) of Regulation S-K.

            (v) The Company provided Arthur Andersen with a copy of the foregoing disclosure and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. In response, Arthur Andersen indicated that, as of July 1, 2002 , Arthur Andersen no longer issues such letters.

      (b) New independent accountants

            (i) On July 22, 2002, based on a recommendation by the Audit Committee, the Board of Directors of the Company selected and engaged Grant Thornton LLP as its independent public accountant. Grant Thornton LLP will audit the Company's financial statements for the fiscal year ended December 31, 2002.

            (ii) During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidtaed financial statement, or any other matter or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Not applicable

      (b) Not applicable

      (c) Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SUFFOLK BANCORP


Dated: July 22, 2002               By: /s/ Douglas Ian Shaw
                                      -----------------------------------------
                                       Vice President & Corporate Secretary